 Second Quarter Earnings Call
 August 5, 2010
© PPL Corporation 2010
Exhibit 99.2

© PPL Corporation 2010

Any statements made in this presentation about future operating results or other future events are forward-looking statements under the Safe Harbor Provisions of the Private Securities Litigation Reform
Act of 1995. Actual results may differ materially from such forward-
looking statements. A discussion of factors that could cause actual results or events to vary is contained in the Appendix to this presentation and in the Company’s SEC filings.
Cautionary Statements and Factors
That May Affect Future Results

© PPL Corporation 2010

J. H. Miller
P. A. Farr
W. H. Spence
Agenda
Second Quarter 2010 Earnings and 2010
Earnings Forecast and Outlook
Segment Results and Financial Overview
Operational Review
Q&A

© PPL Corporation 2010

Second Quarter
Reported Earnings
Second Quarter
Earnings from Ongoing Operations
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
Year-to-Date
Reported Earnings
Year-to-Date
Earnings from Ongoing Operations
Earnings Results

© PPL Corporation 2010

Forecast (1)
$2.02
$3.50
Per Share
$1.95
$3.05
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
Forecast (2)
(1) (1) Unadjusted for share dilution
(2) (2) Adjusted for share dilution
$3.10
$2.70
Strong Expected Earnings Growth

© PPL Corporation 2010

 $ 0.30
$0.32
$0.62
 Total
 (0.03)
 0.18
 0.15
International Delivery
 (0.01)
 0.05
 0.04
Pennsylvania Delivery
 $ 0.34
$0.09
$0.43
Supply
Change
 Q2
2009
 Q2
2010
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
Ongoing Earnings Overview

© PPL Corporation 2010

Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
	2nd Quarter
2009 EPS - Ongoing Earnings		$0.09
Margins - East	0.34
Margins - West	0.02
O&M	(0.02)
Depreciation	(0.02)
Income Taxes & Other	0.02
Total		0.34
2010 EPS - Ongoing Earnings		$0.43
Supply Segment
Earnings Drivers

© PPL Corporation 2010

Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
	2nd Quarter
2009 EPS - Ongoing Earnings		$0.05
Delivery Margins	0.02
O&M	(0.02)
Income Taxes & Other	(0.01)
Total		(0.01)
2010 EPS - Ongoing Earnings		$0.04
Pennsylvania Delivery Segment
Earnings Drivers

© PPL Corporation 2010

Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
	2nd Quarter
2009 EPS - Ongoing Earnings		$0.18
Delivery Revenue	0.03
O&M	(0.02)
Financing Costs	(0.03)
Effect of Exchange Rates	0.01
Income Taxes & Other	(0.02)
Total		(0.03)
2010 EPS - Ongoing Earnings		$0.15
International Delivery Segment
Earnings Drivers

© PPL Corporation 2010

Millions
Note: See Appendix for reconciliation of cash from operations to free cash flow before dividends.
Free Cash Flow before Dividends Forecast

© PPL Corporation 2010

PA and International Delivery Segments
Operational Update
PA Delivery
▪ PPLEU completed another solicitation for 2011 to mid-2013
 procurement period
 – Generation service charge for 2011 could be 9% - 12% lower than the current rate
▪ Susquehanna to Roseland Transmission Line delayed
International Delivery
▪ Distribution Price Control 5 (DPCR5) rates went into effect April 1

© PPL Corporation 2010

PPL Electric Utilities Rate Case
Schedule
Surrebuttal Testimony due August 5
Evidentiary Hearings August 9-13
Record Closes August 13
ALJ Recommend Decision expected by middle of October
Commission Order expected by middle of December
Financial Data
▪ Seeking $114.7 million distribution rate increase
 • Test year is 2010
 • Requested ROE of 11.75%
 • 2010 Common Equity of 48.4%
 • 2010 Distribution Rate Base of $2.245 billion
▪ 1% change in ROE = $20 million in revenue
▪ Docket # R-2010-2161694

© PPL Corporation 2010

Supply Segment Operational Update
▪ Susquehanna Unit 1
 – Safely shut down on 7/16
 – Significant condenser leak
 – Non-nuclear related incident
▪ Sold several load-following contracts
 – Contracts were for 2010, 2011 and 2012
 – Approximately 1,570 MW
 – Cash proceeds of $249 million

© PPL Corporation 2010

As of June 30, 2010
*Represents expected sales based on current business plan assumptions
**Represents energy, capacity, congestion and other revenues
	2010	2011	2012
Baseload
Expected Generation* (Million MWhs)	51.2	51.4	55.4
East	42.8	43.1	46.9
West	8.4	8.3	8.5

Current Hedges (%)	99%	97%	61%
East	100%	98%	57%
West	98%	92%	83%

Average Hedged Price (Energy Only) ($/MWh)	$59	$57	$59
East	$60	$58	$60
West	$50	$54	$56

Expected Average Price (Fully Loaded) ($/MWh)	$69	$64	$64
East**	$71	$65	$66
West	$50	$54	$56

% Hedged Through Swaps/Options Energy Transactions	96%	96%	61%
% Hedged Through Load-following Transactions	3%	1%	0%
Intermediate/Peaking
Expected Generation (Million MWhs)	5.5	5.2	5.2
Current Hedges (%)	56%	0%	0%
Supply Segment Asset Hedge Positions

© PPL Corporation 2010

Note:  As of June 30, 2010
(1) Weighted Average $/ton at mine for east wholly owned plants; excludes Keystone & Conemaugh
 2010 2011 2012
Uranium  100% 100% 100%
Coal
 East  100%  98%  93%
 West  100% 100%  92%
 Total  100%  98%  93%
	2010		2011		2012
	Hedge Level	Price	Hedge Level	Price	Hedge Level	Price
% Fixed Base Price	93%	$49	44%	$51	32%	$64
% Collars	0%	N/A	52%	$48-$53	68%	$44-$52
% Diesel Surcharge	7%	$45	4%	$45	0%	N/A
Eastern Coal Contracts (1)
Current Fuel Contracts - Base Prices

© PPL Corporation 2010
ppl

© PPL Corporation 2010

(1)	Market prices based on the average of broker quotes as of 6/30/2010
(2)	24-hour average
(3)	NYMEX and TZ6NNY forward gas prices on 6/30/2010
(4)	Market Heat Rate = PJM on-peak power price divided by TZ6NNY gas price
Market Prices
Market Prices  ELECTRIC   PJM   On-Peak Off-Peak ATC(2)   Mid-Columbia   On-Peak Off-Peak ATC(2)   GAS(3)  NYMEX  TZ6NNY   PJM MARKET  HEAT RATE(4)  CAPACITY PRICES   (Per MWD)   EQA   Actual  2009 Jul Dec 2010 2011 2012  $44 $54 $53 $54  $31 $38 $39 $40  $38 $46 $46 $47  $36 $43 $44 $48  $29 $35 $36 $38  $33 $40 $40 $44  $3.92 $4.82 $5.34 $5.68  $4.63 $5.28 $5.93 $6.17  9.5 10.2 8.9 8.8  $158.24 $181.39 $136.79 $123.63  88.5% 91.5% 89.4% 90.9%  Forward(1)  (1) Market prices based on the average of broker quotes as of 6/30/2010  (2) 24-hour average  (3) NYMEX and TZ6NNY forward gas prices on 6/30/2010  (4) Market Heat Rate = PJM on-peak power price divided by TZ6NNY gas price  © PPL Corporation 2010 A-1

© PPL Corporation 2010
Millions
$1,675
$1,826
$1,796

Capital Expenditures by Segment

© PPL Corporation 2010

August 11, 2009   July 19, 2011
October 20, 2009   October 18, 2011
January 19, 2010   January 9, 2012
April 20, 2010    April 3, 2012
July 20, 2010    July 17, 2012
October 19, 2010   October 16, 2012
April 18, 2011    January 22, 2013

✓
✓
✓
Completed
✓
✓
✓
PPL Electric Utilities 2011 to mid-2013
Procurement Plan Schedule
▪ Due dates for bids:

© PPL Corporation 2010
$/Share
Annualized
Dividend Profile

© PPL Corporation 2010
Note: As of June 30, 2010
(1) Bonds defeased in substance in 2008 by depositing sufficient funds with the trustee

Debt Maturities
Debt Maturities  (Millions)  2010 2011 2012 2013 2014  PPL Energy Supply $0 $500 $0 $737 $300  PPL Capital Funding 0 0 0 0 0  PPL Electric Utilities 0 0 0 400 10 (1)  WPD Group 0 0 0 0 0  Total $0 $500 $0 $1,137 $310  Note: As of June 30, 2010  (1) Bonds defeased in substance in 2008 by depositing sufficient funds with the trustee   © PPL Corporation 2010 A-5

© PPL Corporation 2010
(1) Reported as of June 30, 2010
Domestic facilities consist of a diverse bank group, with no bank and its affiliates providing an aggregate commitment of more than 15% of the total committed capacity.

Liquidity Profile
Liquidity Profile  Total Letters of Credit  Expiration Facility Outstanding (1) Drawn (1) Availability  Institution Facility Date (Millions) (Millions) (Millions) (Millions)   PPL Energy Supply 5-year Credit Facility Jun-2012 $3,225 $245 $285 $2,695  3-Year Bilateral Credit Facility Mar-2013 200 4 0 196  5-year Structured Credit Facility Mar-2011 300 280 0 20  364-day Credit Facility Sep-2010 400 0 0 400   $4,125 $529 $285 $3,311   PPL Electric Utilities 5-year Credit Facility May-2012 $190 $13 $0 $177  Asset-backed Credit Facility Jul-2010 150 0 0 150  $340 $13 $0 $327   WPD 3-year Credit Facility Jul-2012 £210 £0 £0 £210  5-year Credit Facility Jan-2013 150 0 123 27  Uncommitted Credit Facilities 63 3 0 60   £423 £3 £123 £297   Domestic facilities consist of a diverse bank group, with no bank and its  affiliates providing an aggregate commitment of more than 15% of the total  committed capacity.   (1) Reported as of June 30, 2010  © PPL Corporation 2010 A-6

© PPL Corporation 2010

	2009	2010
Cash from Operations	$1,310	$1,255
Increase/(Decrease) in cash due to:
Capital Expenditures	(720)	(952)
Investment in Energy Project
Asset Sales (1) (2)	84	152
Sale of Load-Following Deals		249
Other Investing Activities - Net	(75)	(24)
Free Cash Flow before Dividends	$599	$680

(1) 2009 includes sale of Wyman and initial payment for the Maine hydro assets from ArcLight
(2) 2010 includes February 2010 sale of the Long Island generating assets, contingent payment on the pending sale of the remaining Maine hydro assets from ArcLight, and completion of the pending sale of the remaining Maine hydro assets to the
 Penobscot Trust
(Millions)
 Actual Projected
Supply Segment Reconciliation of Cash from Operations
to Free Cash Flow before Dividends

© PPL Corporation 2010

	2009	2010
Cash from Operations	$294	$177
Less Transition Bond Repayment
Increase/(Decrease) in cash due to:
Capital Expenditures	(298)	(403)
Asset Sales & Other	3	2
Free Cash Flow before Dividends	($1)	($224)
(Millions)
 Actual Projected
PA Delivery Segment Reconciliation of Cash from
Operations to Free Cash Flow before Dividends

© PPL Corporation 2010

	2009	2010
Cash from Operations	$248	$146
Increase/(Decrease) in cash due to:
Capital Expenditures Other Investing Activities - Net	(247) 1	(320) 1
Free Cash Flow before Dividends	$2	($173)

(Millions)
 Actual           Projected
International Delivery Segment Reconciliation of Cash
from Operations to Free Cash Flow before Dividends

© PPL Corporation 2010

(Millions)
Reconciliation of Second Quarter Earnings from
Ongoing Operations to Reported Earnings
Reconciliation of Second Quarter Earnings from  Ongoing Operations to Reported Earnings  Quarter Ending June 30, 2010  Earnings from Ongoing Operations  Special Items:   Energy-related economic activity Foreign currency-related economic hedges  unrealized impacts Sales of assets: Sundance indemnification Impairments: Impacts from emission allowances   Pending E.ON U.S. acquisition-related costs:  Monetization of certain full-requirement sales contracts  Deferred Bridge Facility financing costs  Other pending acquisition-related costs   Other:   Montana hydroelectric litigation  Total Special Items  Reported Earnings*   Quarter Ending June 30, 2009  Earnings from Ongoing Operations  Special Items:   Energy-related economic activity Foreign currency-related economic hedges  unrealized impacts Sales of assets: Long Island generation business Impairments:   Adjustments - NDT investments  Total Special Items  Reported Earnings*   Change in Earnings from Ongoing Operations   * Represents net income attributable to PPL Corporation.  (Millions)  Pennsylvania  Supply Delivery  International  Delivery  Unallocated  Costs Total  164 $ 16 $ 59 $ -$ $ 239  (54) (54)  (1) (1)  1 1  (5) (5)  (75)  (13)  (6)  (75)  (13)  (6)  (1)  (134) - 30 $ 16 $  (1)  58 $  (19)  (19) $ $  (1)  (154)  85  34$ 17 $ 68 $ -$ $ 119  (88) (88)  (6) (6)  (34) (34)  2  (120) - (86) $ 17 $  (6)  62 $ $  - -$  2  (126)  (7)  $ 130 $ (1) $ (9) -$ $ 120   © PPL Corporation 2010 A-10

© PPL Corporation 2010

(Dollars Per Share)
Reconciliation of Second Quarter Earnings from
Ongoing Operations to Reported Earnings
Reconciliation of Second Quarter Earnings from  Ongoing Operations to Reported Earnings  (Dollars Per Share)  Quarter Ending June 30, 2010  Earnings from Ongoing Operations  Special Items:  Energy-related economic activity  Impairments:  Impacts from emission allowances  Pending E.ON U.S. acquisition-related costs:  Monetization of certain full-requirement sales contracts  Deferred Bridge Facility financing costs  Other pending acquisition-related costs  Total Special Items  Reported Earnings*  Pennsylvania  Supply Delivery  0.43 $ 0.04 $  (0.14)  (0.01)  (0.20)  (0.35) - 0.08 $ 0.04 $  International  Delivery  0.15 $  - 0.15 $  Unallocated  Costs  -$  (0.03)  (0.02)  (0.05)  (0.05) $  $  $  Total  0.62  (0.14)  (0.01)  (0.20)  (0.03)  (0.02)  (0.40)  0.22  Quarter Ending June 30, 2009  Earnings from Ongoing Operations  Special Items:  Energy-related economic activity  Foreign currency-related economic hedges  unrealized impacts  Sales of assets:  0.09 $ 0.05 $  (0.23)  0.18 $  (0.02)  -$ $ 0.32  (0.23)  (0.02)  Long Island generation business  Total Special Items  Reported Earnings*  (0.09)  (0.32) - (0.23) $ 0.05 $  (0.02)  0.16 $ $  - -$  (0.09)  (0.34)  (0.02)  Change in Earnings from Ongoing Operations $ 0.34 $ (0.01) $ (0.03) -$ $ 0.30  * Represents net income attributable to PPL Corporation.   © PPL Corporation 2010 A-11

© PPL Corporation 2010

(Millions)
Reconciliation of Year-to-Date Earnings from Ongoing
Operations to Reported Earnings
Reconciliation of Year-to-Date Earnings from Ongoing  Operations to Reported Earnings  Year-to-Date June 30, 2010  Earnings from Ongoing Operations  Special Items:  Energy-related economic activity  Foreign currency-related economic hedges  unrealized impacts  Sales of assets:  Sundance indemnification  Impairments:  Impacts from emission allowances  Pending E.ON U.S. acquisition-related costs:  Monetization of certain full-requirement sales contracts  Deferred Bridge Facility financing costs  Other pending acquisition-related costs  Other:  Montana hydroelectric litigation  Health Care Reform - tax impact  Total Special Items  Reported Earnings*  (Millions)  Pennsylvania  Supply Delivery  408 $ 53 $  (119)  1  (7)  (75)  (33)  (8)  (241) - 167 $ 53 $  International  Delivery  135 $  (1)  (1)  134 $  Unallocated  Costs  -$  (13)  (6)  (19)  (19) $  $  $  Total  596  (119)  (1)  1  (7)  (75)  (13)  (6)  (33)  (8)  (261)  335  Year-to-Date June 30, 2009  Earnings from Ongoing Operations  Special Items:  Energy-related economic activity  Foreign currency-related economic hedges  unrealized impacts  Sales of assets:  Long Island generation business  Impairments:  Impacts from emission allowances  Adjustments - NDT investments  Other asset impairments  Workforce reduction  Total Special Items  Reported Earnings*  115 $ 72 $  (38)  (34)  (15)  (1)  (2) (1)  (6) (5)  (96) (6)  19 $ 66 $  158 $  (6)  (1)  (2)  (9)  149 $  -$  - -$  $  $  345  (38)  (6)  (34)  (15)  (1)  (4)  (13)  (111)  234  Change in Earnings from Ongoing Operations $ 293 $ (19) $ (23) -$ $ 251  * Represents net income attributable to PPL Corporation.   © PPL Corporation 2010 A-12

© PPL Corporation 2010

(Dollars Per Share)
Reconciliation of Year-to-Date Earnings from Ongoing
Operations to Reported Earnings
Reconciliation of Year-to-Date Earnings from Ongoing  Operations to Reported Earnings  Year-to-Date June 30, 2010  Earnings from Ongoing Operations  Special Items:   Energy-related economic activity Impairments: Impacts from emission allowances   Pending E.ON U.S. acquisition-related costs:  Monetization of certain full-requirement sales contracts  Deferred Bridge Facility financing costs  Other pending acquisition-related costs   Other: Montana hydroelectric litigation Health Care Reform - tax impact   Total Special Items  Reported Earnings*   Year-to-Date June 30, 2009  Earnings from Ongoing Operations  Special Items:   Energy-related economic activity Foreign currency-related economic hedges  unrealized impacts Sales of assets: Long Island generation business   Impairments: Impacts from emission allowances Other asset impairments   Workforce reduction  Total Special Items  Reported Earnings*   Change in Earnings from Ongoing Operations   * Represents net income attributable to PPL Corporation.  (Dollars Per Share)  Pennsylvania  Supply Delivery  International  Delivery  Unallocated  Costs Total  1.07 $ 0.14 $ 0.35 $ -$ $ 1.56  (0.30) (0.30)  (0.02) (0.02)  (0.20)  (0.03)  (0.02)  (0.20)  (0.03)  (0.02)  (0.09)  (0.02)  (0.63) - 0.44 $ 0.14 $  - 0.35 $  (0.05)  (0.05) $ $  (0.09)  (0.02)  (0.68)  0.88  0.30 $ 0.19 $ 0.42 $ -$ $ 0.91  (0.10) (0.10)  (0.02) (0.02)  (0.09) (0.09)  (0.04)  (0.01)  (0.01) (0.01)  (0.25) (0.01)  0.05 $ 0.18 $  (0.01)  (0.03)  0.39 $  - -$ $  (0.04)  (0.01)  (0.03)  (0.29)  0.62  $ 0.77 $ (0.05) $ (0.07) -$ $ 0.65   © PPL Corporation 2010 A-13

© PPL Corporation 2010

Reconciliation of PPL’s Earnings from Ongoing
Operations to Reported Earnings
Reconciliation of PPL’s Earnings from Ongoing  Operations to Reported Earnings  Forecast [a] Actual  High Low  2010 2010 2009 2008  Earnings from Ongoing Operations per share of common stock 3.05 $ 2.70 $ $ 1.95 $ 2.02  Special Items:  Energy-related economic activity (0.27) (0.27) (0.59) 0.67  Sales of assets:  Long Island generation business (0.09)  Latin American businesses (0.07)  Interest in Wyman Unit 4 (0.01)  Gas and propane businesses (0.01)  Majority of Maine hydroelectric generation business 0.06  Impairments:  Impacts from emission allowances (0.02) (0.02) (0.05) (0.07)  Adjustments - NDT investments (0.04)  Holtwood hydroelectric plant (0.03)  Other asset impairments (0.01) (0.01)  Pending E.ON U.S. acquisition-related costs:  Monetization of certain full-requirement sales contracts (0.17) (0.17)  Deferred Bridge Facility financing costs (0.03) (0.03)  Other pending acquisition-related costs (0.01) (0.01)  Workforce reductions (0.03) (0.01)  Other:  Montana hydroelectric litigation (0.08) (0.08) (0.01)  Health Care Reform - tax impact (0.02) (0.02)  Change in tax accounting method related to repairs (0.07)  Synfuel tax adjustment (0.04)  Montana basin seepage litigation (0.01)  Total Special Items (0.60) (0.60) (0.87) 0.45  Reported Earnings per share of common stock 2.45 $ 2.10 $ $ 1.08 $ 2.47  Note: Per share amounts are based on diluted shares outstanding.  [a] 2010 forecast amounts reflect the dilution associated with the June 2010 offering of common stock.   © PPL Corporation 2010 A-14

© PPL Corporation 2010
(a) See additional information on the following slide.

(Millions of Dollars)
Reconciliation of Second Quarter Operating
Income to Domestic Gross Energy Margins
Reconciliation of Second Quarter Operating  Income to Domestic Gross Energy Margins  (Millions of Dollars)   Three Months Ended June 30,   Eastern U.S., pre-tax Western U.S., pre-tax Domestic gross energy margins, pre-tax  $  $  2010  533  88621  $  $  2009  312  77  389Change  $ 221  11  $ 232  Per Share  Diluted (after-tax)  0.34 $  0.02  0.36 $  (a) See additional information on the following slide.  Operating Income Adjustments:  Utility Energy-related businesses, net Other operation and maintenance  Amortization of recoverable transition costs Depreciation  Taxes, other than income Revenue adjustments (a)  Expense adjustments (a) Domestic gross energy margins2010 2009  $ 238 $ 104  (692) (881)  (10) (7)  423 354  70  130 114  54 67  719 530  (241) 38  $ 621 $ 389  Three Months Ended June 30,   © PPL Corporation 2010 A-15

© PPL Corporation 2010

(Millions of Dollars)
Reconciliation of Second Quarter Operating
Income to Domestic Gross Energy Margins
Reconciliation of Second Quarter Operating  Income to Domestic Gross Energy Margins  (Millions of Dollars)   Three Months Ended June 30,  2010 2009   Revenue adjustments  Impact from energy-related economic activity $  656  $  111 PLR revenue from energy supplied to PPL Electric by PPL EnergyPlus  64  411 Gains (losses) from sale of RECs (1)  1   Revenues from Supply segment discontinued operations  - 7  Total revenue adjustments $  719  $  530   Expense adjustments  Impact from energy-related economic activity $  436  $ (39)  External PLR energy purchases (209) (11)  Other 14 12  Total expense adjustments $  241  $ (38)   © PPL Corporation 2010 A-16

© PPL Corporation 2010
(a) See additional information on the following slide.

Reconciliation of Second Quarter Operating
Income to Domestic Gross Delivery Margins
Reconciliation of Second Quarter Operating  Income to Domestic Gross Delivery Margins  (Millions of Dollars)   Three Months Ended June 30,   Domestic gross delivery margins, pre-tax $  2010  199  $  2009  185  Change  $ 14  Per Share  Diluted (after-tax)  0.02 $  2010 2009  Three Months Ended June 30,  Operating Income Adjustments:  Unregulated retail electric and gas Wholesale energy marketing Net energy trading margins Energy-related businesses, net Fuel Energy purchases Other operation and maintenance Depreciation Taxes, other than income Revenue adjustments (a) Expense adjustments (a) Domestic gross delivery margins  $  $  238 (101)  (595)  (5)  (10)  263  295  423  130  54  (236)  (257)  199  $  $  104  (32)  (646)  (7)  (7)  186  678  354  114  67  (566)  (60)  185  (a) See additional information on the following slide.   © PPL Corporation 2010 A-17

© PPL Corporation 2010

(Millions of Dollars)
Reconciliation of Second Quarter Operating
Income to Domestic Gross Delivery Margins
Reconciliation of Second Quarter Operating  Income to Domestic Gross Delivery Margins  (Millions of Dollars)   Three Months Ended June 30,  2010 2009   Revenue adjustments  WPD utility revenue $ (172) $ (155)  PLR revenue from energy supplied to  PPL Electric by PPL EnergyPlus (64) (411)  Total revenue adjustments $ (236) $ (566)   Expense adjustments  External PLR energy purchases $ 209 $  11  Gross receipts tax 27 44  Act 129 19  Other  2  5  Total expense adjustments $ 257 $  60   © PPL Corporation 2010 A-18

© PPL Corporation 2010

Statements contained in this press release, including statements with respect to future events and their timing, including statements concerning the acquisition by PPL Corporation of E.ON U.S. LLC and its subsidiaries Louisville Gas and Electric Company and
Kentucky Utilities Company (collectively, the “E.ON Entities”), the expected results of operations of any of the E.ON Entities or PPL
Corporation both before or following PPL Corporation’s acquisition of the E.ON Entities, as well as statements as to future earnings, energy prices, margins and sales, growth, revenues, expenses, cash flow, credit profile, ratings, financing, asset disposition, marketing performance, hedging, regulation, corporate strategy and generating capacity and performance, are “forward-looking statements”
within the meaning of the federal securities laws. Although PPL Corporation believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these expectations, assumptions and statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. The following are among the important factors that could cause actual results to differ materially from the forward-looking statements: capital market conditions and decisions regarding capital structure; the market prices of equity securities and the impact on pension income and resultant cash funding requirements for defined benefit pension plans; the securities and credit ratings of PPL Corporation and its subsidiaries; stock price performance; receipt of necessary government permits, approvals, rate relief and regulatory cost recovery; market demand and prices for energy, capacity and fuel; weather conditions affecting customer energy usage and operating costs; competition in power markets; the effect of any business or industry restructuring; the profitability and liquidity of PPL Corporation, the E.ON Entities and either of their subsidiaries; new accounting requirements or new interpretations or applications of existing requirements; operating performance of plants and other facilities; environmental conditions and requirements and the related costs of compliance, including environmental capital expenditures and emission allowance and other expenses; system conditions and operating costs; development of new projects, markets and technologies; performance of new ventures; asset acquisitions and dispositions; any impact of hurricanes or other severe weather on our business, including any impact on fuel prices; the impact of state, federal or foreign investigations applicable to PPL Corporation, the E.ON Entities and either of their subsidiaries; the outcome of litigation against PPL Corporation, the
E.ON Entities and either of their subsidiaries; political, regulatory or economic conditions in states, regions or countries where PPL
Corporation, the E.ON Entities and either of their subsidiaries conduct business, including any potential effects of threatened or actual terrorism or war or other hostilities; foreign exchange rates; new state, federal or foreign legislation, including new tax or environmental legislation or regulation; and the commitments and liabilities of PPL Corporation, the E.ON Entities and each of their subsidiaries. Any such forward-looking statements should be considered in light of such important factors and in conjunction with PPL Corporation’s
Form 10-K and other reports on file with the Securities and Exchange Commission.
Forward-Looking Information Statement

© PPL Corporation 2010

“Earnings from ongoing operations” should not be considered as an alternative to reported earnings, or net income attributable to PPL, which is an indicator of operating performance determined in accordance with generally accepted accounting principles (GAAP). PPL believes that “earnings from ongoing operations,” although a non-GAAP financial measure, is also useful and meaningful to investors because it provides them with management’s view of PPL’s fundamental earnings performance as another criterion in making their investment decisions. PPL’s management also uses “earnings from ongoing operations” in measuring certain corporate performance goals. Other companies may use different measures to present financial performance.
“Earnings from ongoing operations” is adjusted for the impact of special items. Special items include:
 • Energy-related economic activity (as discussed below).
 • Foreign currency-related economic hedges.
 • Gains and losses on sales of assets not in the ordinary course of business.
 • Impairment charges (including impairments of securities in the company’s nuclear decommissioning trust funds).
 • Workforce reduction and other restructuring impacts.
 • Costs related to the pending E.ON U.S. acquisition, including gains or losses associated with the sale of certain full-requirement sales contracts in support of raising cash for the acquisition.
 • Other charges or credits that are, in management’s view, not reflective of the company’s ongoing operations.
Energy-related economic activity includes the changes in fair value of positions used to economically hedge a portion of the economic value of PPL’s generation assets, load-following and retail activities. This economic value is subject to changes in fair value due to market price volatility of the input and output commodities (e.g., fuel and power). Also included in this special item is the ineffective portion of qualifying cash flow hedges and the premium amortization associated with options classified as economic activity. These items are included in ongoing earnings over the delivery period of the item that was hedged or upon realization. Management believes that adjusting for such amounts provides a better matching of earnings from ongoing operations to the actual amounts settled for PPL’s underlying hedged assets. Please refer to the Notes to the Consolidated Financial Statements and MD&A in PPL Corporation’s periodic filings with the Securities and Exchange Commission for additional information on energy-related economic activity.
“Free cash flow before dividends” is derived by deducting capital expenditures and other investing activities-net, from cash flow from operations. Free cash flow before dividends should not be considered as an alternative to cash flow from operations, which is determined in accordance with GAAP. PPL believes that free cash flow before dividends, although a non-GAAP measure, is an important measure to both management and investors since it is an indicator of the company’s ability to sustain operations and growth without additional outside financing beyond the requirement to fund maturing debt obligations. Other companies may calculate free cash flow before dividends in a different manner.

Definitions of Non-GAAP Financial Measures

© PPL Corporation 2010

"Domestic Gross Energy Margins" and "Domestic Gross Delivery Margins" are not intended to replace "Operating Income," which is determined in accordance with GAAP, as an indicator of overall operating performance.
 •"Domestic Gross Energy Margins" is a single financial performance measure of PPL's domestic energy non-trading and trading activities. In calculating this measure, the Supply segment's energy revenues are offset by the cost of fuel and energy purchases, and adjusted for other related items. This performance measure excludes utility revenues and includes PLR revenues from energy sales to
 PPL Electric by PPL EnergyPlus. In addition, PPL excludes from "Domestic Gross Energy Margins" energy-related economic activity, which includes the changes in fair value of positions used to economically hedge a portion of the economic value of PPL's generation assets, full-requirement and retail activities. This economic value is subject to changes in fair value due to market price volatility of the input and output commodities (e.g., fuel and power) prior to the delivery period that was hedged. Also included in this energy-related economic activity is the ineffective portion of qualifying cash flow hedges, losses on the monetization of certain full-requirement sales contracts and premium amortization associated with options. This economic activity is deferred, with the exception of the full-
 requirement sales contracts monetized, and included in domestic gross energy margins earnings over the delivery period that was hedged or upon realization. PPL believes that "Domestic Gross Energy Margins" provides another criterion to make investment decisions. This performance measure is used, in conjunction with other information, internally by senior management and the Board of
 Directors to manage its domestic energy non-trading and trading activities. PPL's management also uses "Domestic Gross Energy
 Margins" in measuring certain corporate performance goals used in determining variable compensation. Other companies may use different measures to present the results of their energy non-trading and trading activities.
 •"Domestic Gross Delivery Margins" is a single financial performance measure of PPL's domestic regulated electric delivery operations, which includes transmission and distribution activities, including PLR supply. In calculating this measure, domestic regulated utility revenues and expenses associated with approved recovery mechanisms, including energy provided as a PLR, are offset. These mechanisms allow for full cost recovery of certain expenses; therefore certain expenses and revenues offset with minimal impact on earnings. As a result, this measure represents the net revenues from PPL's domestic regulated electric delivery operations. This performance measure is used, in conjunction with other information, internally by senior management and the Board of Directors to manage its domestic regulated electric delivery operations. PPL believes that "Domestic Gross Delivery Margins" provides another criterion to make investment decisions. Other companies may use different measures to present the results of their regulated electric delivery operations.
Definitions of Non-GAAP Financial Measures
(continued)